Exhibit 10.2

December 18, 2014

KeyBanc Capital Markets Inc.

127 Public Square

Cleveland, Ohio 44114

Re:  Placement of Common Stock of LTC Properties, Inc.

Dear Sirs:

This letter (the “Agreement”) confirms our agreement to retain KeyBanc Capital Markets Inc. (the “Placement Agent”) as our exclusive agent for a period commencing on the date of this letter and terminating on December 31, 2014, unless extended by the parties, to introduce LTC Properties, Inc., a Maryland corporation (the “Company”), to certain investors as prospective purchasers (the “Offer”) of up to 600,000 shares (such number of shares actually sold, the “Securities”) of the Company’s Common Stock, par value $0.01 per share (the “Shares”) pursuant to the Purchase Agreement dated the date hereof between the Company and the purchasers party thereto (the “Purchase Agreement”).  The engagement described herein (i) may be terminated by the Company at any time prior to the Closing (as defined below) and (ii) shall be in accordance with applicable laws and pursuant to the following procedures and terms and conditions:

1.             The Company will:

A.            Cause the Company’s independent public accountants to address to the Company and the Placement Agent and deliver to the Company and the Placement Agent  (i) a letter or letters (which letters are frequently referred to as “comfort letters”) dated the date hereof, and (ii) if so requested by the Placement Agent, a “bring-down” letter delivered the date on which the sale of the Securities is consummated pursuant to the Purchase Agreement (such date, a “Closing Date” and the time of such consummation on the Closing Date, a “Closing,”), which, with respect to the letter or letters referred to in clause (i) above, will be substantially in the form attached hereto as Annex I, and with respect to the letter or letters referred to in clause (ii) above, will be in form and substance reasonably satisfactory to the Placement Agent.

B.            On the Closing Date, cause special securities counsel to the Company to deliver opinions to the Placement Agent substantially in the form of Annex II hereto and otherwise in form and substance reasonably satisfactory to the Placement Agent and its counsel, and cause the Maryland counsel to the Company to deliver opinions to the Placement Agent substantially in the form of Annex III hereto.

C.            Prior to the Closing, the Company shall not sell or approve the solicitation of offers for the purchase of additional Shares in excess of the amount which shall be authorized by the Company or in excess of the aggregate offering price of the Shares registered pursuant to the Registration Statement (as defined below).

D.            Use the proceeds of the offering contemplated hereby as set forth under the caption “Use of Proceeds” in the Prospectus Supplement (as defined below).

E.             On the Closing Date, the Company shall deliver to the Placement Agent a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of the Closing Date, setting forth that each of the representations and warranties contained in this Agreement shall be true on and as of the Closing Date as if made as of the Closing Date and each of the conditions and covenants contained herein shall have been complied with to the extent compliance is required prior to the Closing Date, and shall have delivered such other customary certificates as the Placement Agent shall have reasonably requested.

2.             The Company authorizes the Placement Agent to use the Prospectus (as defined below) in connection with the Offer for such period of time as any such materials are required by law to be delivered in connection therewith and the Placement Agent agrees to do so.

3.

(a)           This Agreement shall not give rise to any commitment by the Placement Agent to purchase any of the Securities.  The Placement Agent will use commercially reasonable efforts on behalf of the Company in connection with the Placement Agent’s services hereunder.  No offers or sales of Securities shall be made to any person without the prior approval of such person by the Company, such approval to be at the reasonable discretion of the Company.  The Placement Agent’s aggregate fee for its services hereunder will be an amount equal to $252,000 (such fee payable by the Company at and subject to the consummation of the Closing).  The Company, upon consultation with the Placement Agent, may establish in the Company’s discretion a minimum aggregate amount of Shares to be sold in the offering contemplated hereby, which minimum aggregate amount shall be reflected in the Prospectus.  The Placement Agent will not enter into any agreement or arrangement with any broker, dealer or other person in connection with the placement of Securities (individually, a “Participating Person” and collectively, “Participating Persons”) which will obligate the Company to pay additional fees or expenses to or on behalf of a Participating Person without the prior written consent of the Company.

(b)           The Company agrees that it will pay its own costs and expenses incident to the performance of its obligations hereunder whether or not any Securities are offered or sold pursuant to the Offer, including, without limitation, (i) the filing fees and expenses, if any, incurred with respect to any filing with the New York Stock Exchange, (ii) all costs and expenses incident to the preparation, issuance, execution and delivery of the Securities, (iii) all costs and expenses (including filing fees) incident to the preparation, printing and filing under the Securities Act of 1933, as amended (the “Act”), of the Registration Statement and the Prospectus, including, without limitation, in each case, all exhibits, amendments and supplements thereto, (iv) all costs and expenses incurred in connection with the required registration or qualification of the Securities issuable under the laws of such jurisdictions as the Placement Agent may reasonably designate, if any, (v) all costs and expenses incurred by the Company in connection with the printing (including word processing and duplication costs) and delivery of the Prospectus and Registration Statement (including, without limitation, any preliminary and supplemental blue sky memoranda) including, without limitation, mailing and shipping, (vi) all fees and expenses incurred in marketing the Offer, and (vii) the fees and disbursements of Reed Smith LLP, special securities counsel to the Company, Ballard Spahr LLP, special Maryland counsel to the Company, any other counsel to the Company, and Ernst & Young LLP, auditors to the Company.

(c)           The Company agrees to indemnify and hold harmless the Placement Agent, the directors, officers, employees, agents and affiliates of the Placement Agent and each person who controls the Placement Agent within the meaning of either the Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Prospectus, or any issuer free writing prospectus as defined in Rule 433 of the Act (“Issuer Free Writing Prospectus”) or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent specifically for inclusion therein.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(d)           The Placement Agent agrees to indemnify and hold harmless the Company, each of the Company’s directors, each of the Company’s officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only with reference to written information relating to such Placement Agent furnished to the Company by or on behalf of such Placement Agent specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability which the Placement Agent may otherwise have.  The Company acknowledges that the first sentence of the fourth paragraph of the Prospectus Supplement under the caption “Plan of Distribution” in the Prospectus Supplement constitutes the only information furnished in writing by or on behalf of the Placement Agent for inclusion in the Prospectus Supplement and any Issuer Free Writing Prospectus.

(e)           Promptly after receipt by an indemnified party under this Section 3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 3, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (c) or (d) above.  The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel and one local counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (A) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(f)            In the event that the indemnity provided in paragraph (c) or (d) of this Section 3 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Placement Agent severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and the Placement Agent may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Placement Agent on the other from the offering of the Securities; provided, however, that in no case shall the Placement Agent be responsible for any amount in excess of the fee paid to the Placement Agent in respect of the sale of the Securities.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Placement Agent severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Placement Agent on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Placement Agent shall be deemed to be equal to the total fees paid to the Placement Agent in respect of the sale of the Securities.  Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Placement Agent agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 3, each person who controls the Placement Agent within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Placement Agent shall have the same rights to contribution as such Placement Agent, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (f).

4.             The Company represents and warrants to the Placement Agent as of the date hereof and as of the Closing Date as follows:

(a)           The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”) and has prepared and filed with the Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement (File Number 333-190048) relating to securities, including the Securities, on Form S-3, including a related Base Prospectus, for registration under the Act of the offering and sale of certain securities, including the Securities. Such Registration Statement (as defined below), including any amendments thereto filed prior to the date hereof, became effective immediately upon filing with the SEC and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued or is in effect and no proceeding for that purpose has been initiated or threatened by the SEC, and no notice of objection of the SEC to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(1) under the Act has been received by the Company. The Company has paid the required SEC filing fees relating to the Securities. The Company will file with the SEC the Prospectus Supplement relating to the Securities in accordance with Rule 424(b).  As filed and as delivered to KeyBanc Capital Markets Inc., in its capacity as placement agent on the date hereof, the Prospectus will contain all information required by the Act and the rules thereunder.  No order preventing or suspending the use of the Registration Statement or any Issuer Free Writing Prospectus has been issued by the SEC. The Registration Statement, at the date hereof meets the requirements set forth in Rule 415(a)(1)(x). The initial effective date of the Registration Statement was not earlier than the date three years before the date hereof.  (A) At the time of filing the Registration Statement on July 19, 2013, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act, or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Act, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the Act (“Rule 405”), and was not and is not an “ineligible issuer” as defined in Rule 405.  The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.”  The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Act objecting to the use of the automatic shelf registration statement form.

“Registration Statement” shall mean the registration statement referred to above, including exhibits and financial statements, schedules and any prospectus supplement relating to the Securities that is filed with the SEC pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at the date hereof and, in the event any post-effective amendment thereto becomes effective, shall also mean such registration statement as so amended.  “Base Prospectus” shall mean the base prospectus referred to above contained in the Registration Statement at the date hereof.  “Prospectus Supplement” shall mean the prospectus supplement relating to the Securities that shall be filed pursuant to Rule 424(b).  “Prospectus” shall mean the Base Prospectus, as supplemented by the most recent Prospectus Supplement relating to the Securities.  Any reference herein to the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act, on or before the effective date of the Registration Statement or the issue date of the Base Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of the Base Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

(b)           Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development which could reasonably be expected to give rise to a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and the subsidiaries of the Company, if any (the “Subsidiaries”), considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (iii) other than regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its shares of equity securities.  The Registration Statement complies in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder (including the filing of any required exhibits thereto) and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b), on the date hereof and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 or any similar rule) in connection with any offer or sale of Securities, the Prospectus (together with any supplement thereto) has complied and complies on the date hereof in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder (the “Regulations”) (including the filing of any required exhibits thereto) and does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The statements in the Prospectus and any document that is incorporated by reference therein under the headings “Risk Factors—The Health Care Industry is Heavily Regulated by the Government,” “Risk Factors—Provisions in Our Articles of Incorporation May Limit Ownership of Shares of Our Capital Stock,” “General Description of the Offered Securities,” “Description of Debt Securities,” “Description of Our Common Stock,” “Description of Our Preferred Stock,” “Restrictions on Ownership and Transfer,” “Certain Provisions of Maryland Law and of Our Charter and Bylaws,” “Business—Government Regulation,” “Business—Healthcare Reform and Other Legislative Developments” and “Business—Taxation of Our Company” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate summaries or descriptions thereof in all material respects.

(c)           The Company has been duly organized as a corporation and is validly existing and in good standing under the laws of the State of Maryland.  Each of the Subsidiaries of the Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization.  Each of the Company and its Subsidiaries has the required power and authority to own and lease its properties and to conduct its business as described in the Prospectus; and each of the Company and its Subsidiaries is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise.

(d)           As of the date hereof, the authorized capital stock of the Company consists of 60,000,000 shares of Common Stock, par value $0.01 per share of which 34,880,392 shares of Common Stock were outstanding as of the date hereof (without giving effect to any Securities issued or to be issued as contemplated by this Agreement), and 15,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”, and together with the Common Stock, the “Securities”), of which 2,000,000 shares have been designated as 8.5% Series C Cumulative Convertible Preferred Stock, par value $0.01 per share, $19.25 liquidation value per share of which 2,000,000 shares are issued and outstanding shares (the “Series C Preferred Stock”).  The issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Securities have been duly authorized, and when issued in accordance with the terms of the Company’s Charter and delivered as contemplated hereby, will be validly issued, fully paid and non-assessable and will be listed, subject to notice of issuance, on the New York Stock Exchange, effective as of the Closing; the Common Stock and the Series C Preferred Stock of the Company conform to all statements relating thereto contained in the Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights.

(e)           Neither the Company nor any of its Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of them are bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject except where such violation or default would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement, and the issuance and delivery of the Securities and the consummation of the transactions contemplated herein have been duly authorized by all necessary action and will not conflict with or constitute a material breach of, or material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any of its Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of them are bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Charter of the Company, as amended and supplemented, by-laws or other organizational documents of the Company or any of its Subsidiaries or any law, administrative regulation or administrative or court decree applicable to the Company.

(f)            Commencing with its taxable year ending December 31, 1992, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended (the “Code”), and its proposed method of operation, as described in the Charter or Bylaws of the Company, the Registration Statement and the Prospectus, will enable the Company to continue to meet the requirements for qualification and taxation as a “real estate investment trust” under the Code.

(g)           The Company is not required to be registered under the Investment Company Act of 1940, as amended.

(h)           No legal or governmental proceedings are pending to which the Company or any of its Subsidiaries is a party or to which the property of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and no such proceedings have been threatened against the Company or any of its Subsidiaries or with respect to any of their respective properties that are required to be described in the Registration Statement or the Prospectus and are not described therein.

(i)            No authorization, approval or consent of any court or United States federal or state governmental authority or agency is necessary in connection with the sale of the Securities as contemplated hereunder, except such as may be required under the Act or the Regulations or state securities laws or real estate syndication laws.

(j)            The Company and its Subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them, except where the failure to possess such certificates, authority or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise.  Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise, nor, to the knowledge of the Company, are any such proceedings threatened or contemplated.

(k)           The Company has full power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

(l)            As of the dates set forth therein or incorporated by reference, the Company or its Subsidiaries had good and marketable title or valid leasehold interest to all of the properties and assets reflected in the audited financial statements contained in the Prospectus, subject to no lien, mortgage, pledge or encumbrance of any kind except (i) those reflected in such financial statements, (ii) as are otherwise described in the Prospectus, (iii) as do not materially adversely affect the value of such property or interests or interfere with the use made or proposed to be made of such property or interests by the Company and each of its Subsidiaries or (iv) those which constitute customary provisions of mortgage loans secured by the Company’s properties creating obligations of the Company with respect to proceeds of the properties, environmental liabilities and other customary protections for the mortgagees.

(m)          The Company and its Subsidiaries, and to the Company’s knowledge, each tenant and each mortgagee, are (i) in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any Environmental Laws, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise.  Neither the Company nor any of the Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.  To the Company’s knowledge, there have been no and are no (i) aboveground or underground storage tanks; (ii) polychlorinated biphenyls (“PCBs”) or PCB-containing equipment; (iii) asbestos or asbestos containing materials; (iv) lead based paints; (v) mold or other airborne contaminants; or (vi) dry-cleaning facilities in, on, under or about any property owned by the Company or any of its Subsidiaries.

(n)           Any certificate signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

(o)           Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Prospectus will cause the Company to violate or be in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(p)           The statements set forth in the Base Prospectus under the caption “Description of Common Stock” in so far as such statements purport to summarize provisions of laws or documents referred to therein, are correct in all material respects and fairly present the information required to be presented therein.

(q)           There is no contract, agreement, indenture or other document to which the Company or any of its Subsidiaries is a party required to be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 or any subsequent Exchange Act filings prior to the date hereof that has not been so filed as required.

(r)            The financial statements and schedules of the Company, including the notes thereto, included or incorporated by reference in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).  The summary financial data set forth under the caption “Selected Financial Data” incorporated by reference in the Prospectus and Registration Statement fairly present, on the basis stated therein, the information included therein.  There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Prospectus and the Registration Statement that are not included or incorporated by reference as required.

(s)            The Company and each of its Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, except in any case in which the failure so to file would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith or as would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise.

(t)            The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Since the date of the Company’s most recent audited balance sheet, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.

5.             The Placement Agent represents and warrants to the Company that (i) it is duly registered and in good standing as a broker-dealer under the Exchange Act and licensed or otherwise qualified to do business as a broker-dealer with the Financial Industry Regulatory Authority and in all states in which it will offer any of the Securities pursuant to this Agreement, (ii) assuming the Prospectus complies with all relevant provisions of the Act in connection with the offer and sale of the Securities, the Placement Agent will conduct all offers and sales of the Securities in compliance with the relevant provisions of the Act, the Regulations, the Exchange Act and the regulations promulgated thereunder, and various state securities laws and regulations (iii) the Placement Agent will only act as agent in those jurisdictions in which it is authorized to do so and (iv) the Placement Agent will not distribute to any Purchaser or Investment Advisor any written material relating to the offering contemplated hereby other than the Registration Statement or the Prospectus.

6.             No Advisor of Fiduciary Relationship.   The Company acknowledges and agrees that: (i) any offer and sale of the Securities, including the determination of the purchase price of the Securities and the fee paid to the Placement Agent in respect of the sale of the Securities, is an arm’s-length commercial transaction between the Company, on the one hand, and the Placement Agent, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Placement Agent is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) the Placement Agent has not assumed or will not assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Placement Agent has advised or is currently advising the Company on other matters) and the Placement Agent does not have any obligation to the Company with respect to the sale of the Securities contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the Placement Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Placement Agent has not provided any legal, accounting, regulatory or tax advice with respect to any offer and sale of the Securities contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Placement Agreement with respect to the subject matter hereof.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach or alleged breach of agency or fiduciary duty.

7.             Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and:

(a)         if to the Placement Agent, shall be sufficient in all respects if delivered or sent by facsimile to 216-689-0845 or by certified mail to KeyBanc Capital Markets Inc., 127 Public Square Cleveland, Ohio 44114, Attention:  David Gruber.

(b)         if to the Company, shall be sufficient in all respects if delivered or sent to the Company by facsimile to (805) 981-3616 or by certified mail to LTC Properties, Inc., 2829 Townsgate Road, Suite 350, Westlake Village, California 91361, Attention:  Wendy Simpson.

8.             The obligations and liabilities of the Company and the Placement Agent under this Agreement are not dependent on the obligations of the Company under the Purchase Agreement or upon the consummation of the Purchase Agreement.

9.             This Agreement shall be governed by the laws of the State of New York governing contracts made and to be performed in such State without giving effect to principles of conflicts of law.

10.             This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be the same Agreement.  Executed counterparts may be delivered by facsimile.

11.             When used herein, the phrase “to the knowledge of” the Company or “known to” the Company or any similar phrase means the actual knowledge of the Chief Executive Officer or Chief Financial Officer of the Company and includes the knowledge that such officers would have obtained of the matter represented after reasonable due and diligent inquiry of those employees of the Company whom such officers reasonably believe would have actual knowledge of the matters represented.

If the foregoing is in accord with your understanding of our agreement, please sign in the space provided below and return a signed copy of this letter to the Company.

Sincerely,

LTC Properties, Inc.

By:	/s/ Wendy Simpson
	Name:	Wendy Simpson
	Title:	Chairman, CEO and President

Accepted by:

KEYBANC CAPITAL MARKETS INC.

By:	/s/ Mark J. Koster
Name: Mark J. Koster
Title: Managing Director

Annex I

Comfort Letter

1.      We are an independent  registered public accounting firm with respect to the  Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Securities and Exchange Commission (SEC) and the Public Company Accounting Oversight Board (United States) (PCAOB).

2.      In our opinion, the consolidated  financial statements  and  financial statement  schedules audited  by  us  and  included  in  the  Company’s   Annual  Report  on  Form   10-K  at December 31, 2013 and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the  Securities  Exchange  Act  of 1934  (the  “Exchange  Act”) and  the  related  rules  and regulations adopted by the SEC.

3.      We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 2013. We also have not audited the effectiveness of the Company’s internal control over financial reporting as of any date subsequent to December 31, 2013. The purpose (and therefore the scope) of our audit for the year ended December 31,  2013  was  to  enable  us  to  express  our  opinion  on  (i)  the  consolidated  financial statements at December 31, 2013 and for the year then ended, but not on the financial statements  for  any  interim  period  within  such  year,  and  (ii)  the  effectiveness  of  the Company’s internal control over financial reporting, as of December 31, 2013, but not on the effectiveness of the Company’s internal control over financial reporting as of any date or for any period within the year ended December 31, 2013. Therefore, we are unable to express and do not express an opinion on the unaudited consolidated balance sheets at March 31, June 30, or September 30, 2014, the unaudited  consolidated statements  of income and comprehensive income for the three-month periods ended March 31, June 30, and September 30, 2014 and 2013, the six-month periods ended June 30, 2014 and 2013, or the nine-month periods ended September 30, 2014 and 2013, or the unaudited consolidated statements of cash flows for the three-month periods ended March 31, 2014 and 2013, the six-month  periods  ended  June  30,  2014  and  2013,  or  the  nine-month  periods  ended September 30, 2014 and 2013,  all incorporated by reference in the Registration Statement from the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2014; or on the financial position, results of operations or cash flows  as  of any date or for any  period  subsequent  to  December  31,  2013; or on  the effectiveness of the Company’s internal control over financial reporting as of any date or for any period within the year ended December 31, 2013 or subsequent to December 31, 2013.

4.               For purposes of this letter, we have read the minutes of the meetings of the stockholders, the Board of Directors and committees thereof as set forth in the minute books through December    , 2014, officials of the Company having advised us that the minutes of all such  meetings through that date were set forth therein except for the meetings of Audit Committee, which occurred on October 27, 2014, and the meeting of Board of Directors, which occurred on December 4, 2014, for which minutes have not been approved. With respect to these meetings,  we have obtained from the Secretary a summary of the topics discussed at these meetings. We  have also carried out other procedures to December   , 2014 (our work did not extend to December    , 2014):

a.   With respect to the three-month periods ended March 31, June 30, and September 30, 2014 and 2013, the six-month periods ended June 30, 2014 and 2013, and the nine-month periods ended September 30, 2014 and 2013 we have:

1)  performed the procedures specified by the PCAOB for a review of interim financial information  as  described  in  AU  722,  Interim  Financial  Information,  on  the unaudited consolidated financial statements for those periods, described in 3. above, included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March  31,  June  30, and  September  30,  2014  incorporated  by  reference  in  the Registration Statement; and

2)  inquired of certain officials of the Company who have responsibility for  financial and   accounting   matters   as  to  whether   the  unaudited   consolidated   financial statements referred to under 4.a.(1) comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it  applies to Form 10-Q and the related rules and regulations adopted by the SEC.

The foregoing procedures do not constitute  an audit conducted  in accordance  with the standards of the PCAOB. Also, they would not necessarily reveal matters of significance with  respect  to  the  comments  in  the  following  paragraph.  Accordingly,  we  make  no representations as to the sufficiency of the foregoing procedures for your purposes.

5.      Nothing came to our attention as a result of the foregoing procedures that caused  us to believe that:

a.   any material  modifications  should  be made  to the  unaudited  consolidated  financial statements  described  in  3.  above,  incorporated  by  reference  in  the   Registration Statement,  for  them  to  be  in  conformity  with  U.S.  generally  accepted  accounting principles; or

b.   the unaudited consolidated financial statements discussed in 3. above do not comply as to form in all material  respects  with  the applicable  accounting  requirements  of  the Exchange Act as it applies to Form 10-Q and the related rules and regulations adopted by the SEC.

6.      Officials of the Company have advised us that no consolidated financial statements as of any date or for any period  subsequent  to September  30, 2014  are available. We  have inquired of certain officials  of the Company who have  responsibility  for financial  and accounting matters as to whether: (i) at December    , 2014 there was any increase in bank borrowings, mortgage loans payable, bonds payable and capital lease obligations of the Company or any decreases in consolidated total equity of the Company as compared with the  amounts  shown  on  the  September  30,  2014  unaudited  consolidated  balance  sheet incorporated by reference in the Registration Statement, or (ii) for the period from October 1,  2014  to  December     ,  2014  there  were  any  decreases,  as  compared  with  the corresponding period in the preceding year, in consolidated total revenues, consolidated income from continuing operations, or income from continuing operations per share. On the basis of these inquiries and our reading of the minutes as described in 4. above, nothing came to our attention that caused us to believe that there was any such change, increase, or decrease, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur.

7.               At your request, we have also read items identified by you on the attached copies of pages of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2014, the Proxy Statement for the Annual Meeting of Stockholders filed with the SEC on April 28, 2014, and the current reports on Form 8-K filed with the SEC on August 21, 2014, October 15, 2014 and November 12, 2014, and have performed the following procedures, which were applied as indicated with respect to the letters explained below:

Symbol	Description, Procedures, and Findings

A        Compared or recomputed the dollar amounts, percentages and other amounts to  the  amounts,  percentages  or  other  amounts  (rounded  or  truncated,  as applicable) in the audited consolidated  financial statements or  notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, to the extent such amounts or percentages are included in or can be derived directly from such consolidated financial  statements, and found them to be in agreement.

B         Compared the dollar amounts, percentages and other amounts to the amounts, percentages  or other  amounts  (rounded  or  truncated,  as  applicable)  in  the Company’s  unaudited  consolidated  financial  statements   or  notes  thereto included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, June 30 or September 30, 2014, to  the extent such amounts or percentages are included in or can be derived from such unaudited consolidated financial statements, and found them to be in agreement.

C         Compared or recomputed the dollar amounts, percentages and other amounts not included in or derived from the audited or unaudited consolidated financial statements or notes thereto to amounts (rounded or truncated, as  applicable) included in the Company’s accounting records, to the extent such amounts or percentages are included in or can be derived directly from the  Company’s accounting records, and found them to be in agreement.

D        Compared or recomputed the dollar amounts, percentages and other amounts not included in or derived from the audited or unaudited consolidated financial statements or notes thereto, or that could not be compared to the Company’s accounting  records,  to  amounts  (rounded  or  truncated,  as  applicable)  in analyses and schedules prepared by the Company from its accounting records, and found them to be in agreement. We agreed the amounts on such schedules and analyses to the Company’s accounting records, to the extent such amounts were included in or could be derived from such records, and determined that the schedules and analyses were arithmetically correct; however, we make no representation as to the completeness of the  information in such analyses or schedules.

E             Proved the arithmetic accuracy of “Adjusted EBITDA” and “Funds From Operations” (FFO), which are non-GAAP financial measures, based as the sum of the  components in the reconciliation of such non-GAAP financial measures  to  the  most   comparable  GAAP  financial  measure.  Adjusted EBITDA and FFO are not measures  of  operating performance or liquidity defined  by  generally  accepted  accounting   principles  and  may  not  be comparable to similarly titled measures presented by other  companies. We make no comment about the Company’s definition, calculation or presentation of  Adjusted  EBITDA  or  FFO,  their  manner  of  presentation  or  their appropriateness or usefulness for any purposes.

8.      With  respect  to  matters  identified  under  the  symbols  A  through  D  (inclusive)  in  the preceding paragraph 7.:

a.   We performed a recomputation only of the ratios, percentages, and variances that were derived from the amounts subject to a comparison procedure under the same symbols. In performing recomputations,  we utilized the methodologies  provided  to  us  by the Company and we do not comment as to the appropriateness or  consistency of these methodologies or any related classifications made by the Company.

b.   When performing the procedures described above, for rounded amounts, we did  not report any differences less than: (a) $500 for dollar amounts rounded to the  nearest thousand, $500,000 for dollar amounts rounded to the nearest million, or $500,000,000 for dollar amounts rounded to the nearest billion; or (b) for ratios, less  than 10 basis points (0.1%).

c.   We  make  no  comment  as  to  the  appropriateness  of non-GAAP  financial  measures incorporated  by  reference  in  the  Registration  Statement  or  the  manner  of  their presentation, including “FFO”.

d.   We make no comment as to the appropriateness or completeness of the  Company’s determination   of  Regulation   S-K   requirements   for   quantitative   and   qualitative disclosures about market risk or with respect to the reasonableness of the assumptions underlying the disclosures.

e.   We make no representation as to whether the transaction will take place or the amount of shares to be sold in the transaction.

f.   We make no legal representations as to questions of legal interpretation regarding the completeness or appropriateness of the Company’s determination of what  constitutes executive compensation for purposes of the SEC disclosure requirements on executive compensation.

g.   We make no comment as to whether the Company’s tabular disclosures of executive and director compensation comply with the requirements of Item 402 of Regulation S- K.

h.   We  make  no  comment  as  to  the  Company’s  identification  of its  named  executive officers for purposes of the SEC’s disclosure requirements on executive compensation.

i.   We make no comment as to whether compensation amounts disclosed in the Summary Compensation Table and the Director Compensation Table have actually been paid or will be paid to the respective individuals.

j.   We  make  no  representation  as  to the classification  or property  type of real  estate investments or real estate collateralizing the Company’s mortgage loans.

9.      Our  audits  of  the  consolidated  financial  statements  for  the  periods  referred  to  in  the introductory paragraph of this letter were comprised of audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For neither the periods referred to therein nor any other period did we perform audit tests  for  the  purpose  of  expressing  an  opinion  on  individual  balances  of  accounts  or summaries of selected transactions such as those enumerated above and, accordingly, we do not express an opinion thereon.

10.    It  should  be  understood  that  we  make  no  representations  as  to  questions  of  legal interpretation or as to the sufficiency for your purposes of the procedures  enumerated in paragraph  7.  above;  also,  such  procedures  would  not  necessarily  reveal  any  material misstatement  of  the  information  identified  in  paragraph  7.  above.    Further,  we  have addressed ourselves solely to the foregoing data as set forth in the Registration Statement and make no representations as to the adequacy of disclosures or as to whether any material facts have been omitted.

11.    This letter is solely for the information of the addressees and to assist the placement agent in conducting and documenting its investigation of the affairs of the Company in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted, or otherwise referred to within or without the working group for any other purpose,  including,  but not  limited  to, the  registration,  purchase,  or sale  of securities, nor is it to be filed with or referred to in whole or in  part  in the Registration Statement or any other document, except that reference may be made to it in the placement agent agreement and purchase agreement or any list of closing documents  pertaining  to the  offering of the securities covered by the Registration Statement.

Annex II

Opinion of Reed Smith LLP

•                  Based solely on certificates of public officials, we confirm (i) each of the Company and each subsidiary listed on Schedule A hereto (each, a “Listed Subsidiary”) is duly qualified to do business as a foreign corporation, limited liability company or limited partnership as the case may be, and is in good standing in each jurisdiction set forth opposite such entity’s name under the column heading “State(s) of Foreign Qualification” on Schedule A hereto and (ii) Texas-LTC Limited Partnership is in good standing in Texas.

•                  Each Listed Subsidiary formed under the laws of the State of Delaware is validly existing as a corporation, in good standing under the laws of Delaware, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, except where the failure to be so qualified and in good standing would not reasonably be expected to have a material adverse effect on the business, financial condition, results of operations, management, properties, or prospects of the Company and its Subsidiaries taken as a whole.

•                  The issued and outstanding shares of capital stock or other ownership interests of each Subsidiary formed under the laws of the State of Delaware have been duly authorized and validly issued and are fully paid and nonassessable and, except as otherwise set forth in the Prospectus are owned by the Company either directly or through wholly-owned subsidiaries free and clear of any security interest, claim, mortgage, pledge, lien, encumbrance or other restriction of any kind, and are subject to no preemptive rights or options arising under the Delaware General Corporation Law or under such Subsidiary’s organizational documents.

•                  The Registration Statement, on the date it initially became effective under the Act and at each deemed effective date with respect to you pursuant to Rule 430B(f)(2) under the Act, the Prospectus (excluding the documents incorporated or deemed to be incorporated by reference) as of its date and as of the date hereof, appear on their face to be appropriately responsive in all material respects to the requirements of the Act or the Exchange Act, as applicable (in each case, except we express no opinion with respect to the financial statements, schedules or other financial and statistical data contained therein or excluded therefrom).

•                  Each of the documents incorporated or deemed to be incorporated by reference in the Prospectus, as of such document’s respective filing or effective date, appeared on its face to be appropriately responsive in all material respects to the applicable requirements for reports on Form 10-K, 10-Q and 8-K, and proxy statements under Regulation 14A, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder; it being understood that we render no opinion with respect to Regulation S-T or the financial statements, schedules or other financial data included in, or omitted from, such documents.

•                  No approval, authorization, consent or order of or filing with any federal, California, Delaware or New York State regulatory commission, board, court, body, authority or agency is required in connection with the issuance and sale of Shares by the Company and consummation by the Company of the transactions contemplated by the Purchase Agreement and the Placement Agent Agreement other than such as have been obtained or made under the Act (except we express no opinion with respect to any qualification under state securities, foreign securities or blue sky laws of any jurisdiction in connection with the sale of the Shares or under the rules and regulations of FINRA).

•                  The execution and delivery by the Company of the Purchase Agreement and the Placement Agent Agreement and the issuance and sale of the Shares to the Placement Agent pursuant to the Purchase Agreement and the Placement Agent Agreement do not and the performance by the Company of its obligations under the Purchase Agreement and the Placement Agent Agreement will not result in any breach of or constitute a default under (i) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or affected and which have been filed as exhibits to the Registration Statement or incorporated by reference therein, (ii) any federal, California, Delaware or New York State law, rule or regulation binding upon the Company or any of its Subsidiaries or their respective properties or assets, or (iii) to our knowledge, any decree, judgment or order applicable to the Company or any of its Subsidiaries.

•                  To our knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of its Subsidiaries or any of their respective directors or officers is a party or to which any of their respective properties is subject at law or in equity before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus but are not so described.

•                  The Company is not, and after giving effect to the issuance of the Shares and the application of the proceeds as described in the Prospectus, will not be, an “investment company,” as that term is defined in the Investment Company Act of 1940, as amended.

•                  The statements included or incorporated by reference in the Registration Statement and the Prospectus under the captions “Prospectus Supplement Summary — The Company”, “Risk Factors — The Health Care Industry is Heavily Regulated by the Government”, “Business — Government Regulation” and “Business — Health Care Reform and Other Legislative Developments” insofar as such statements constitute a summary of the legal matters referred to therein, constitute accurate summaries or descriptions thereof in all material respects.

•                  The Registration Statement has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, based solely upon a review of the “Stop Orders” page on the Commission’s website on the date hereof, no stop order suspending the effectiveness of the Registration Statement and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto, has been issued, nor has any proceeding for the purpose been instituted or threatened by the Commission.

•                  The Shares have been approved for listing by the New York Stock Exchange subject to official notice of issuance.

•                  Commencing with its taxable year ending December 31, 1992, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended (the “Code”), and its proposed method of operation, as described in the Charter or Bylaws of the Company, the Registration Statement, the Prospectus, and the representations by the Company, will enable the Company to continue to meet the requirements for qualification and taxation as a “real estate investment trust” under the Code; and

•                                          The statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 set forth under the caption “Taxation of Our Company” and included in or incorporated by reference in the Registration Statement and the Prospectus under the captions “Certain U.S. Federal Income Tax Considerations,” to the extent such information constitutes matters of law, summaries of legal matters, or legal conclusions, have been reviewed by us and are accurate in all material respects.

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information.  Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in, or incorporated by reference in, the Registration Statement or the Prospectus, (except to the extent expressly set forth in paragraph 10 above and in our letter to you of even date with respect to certain tax matters), and have not made an independent check or verification thereof (except as aforesaid).  In the course of acting as counsel to the Company we have reviewed the Registration Statement and participated in the preparation of the Registration Statement and the Prospectus and in discussions with officers, directors, employees and other representatives of the Company, representatives of the independent public accountants for the Company, you and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and we have reviewed certain corporate, limited liability company and partnership records, documents and proceedings.

On the basis of the foregoing, nothing has come to our attention that leads us to believe that: (i) the Registration Statement, at the last deemed effective date with respect to the Placement Agent pursuant to Rule 430B(f)(2) of the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Prospectus, as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements and supporting schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus.

Annex III

Opinion of Ballard Spahr LLP

1.        The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

2.        The Company has the corporate power and authority to own, lease and operate its  properties,  to  conduct  its  business  as  described  in the Prospectus and to enter into and perform its obligations under the Purchase Agreement and the Placement Agent Agreement.

3.         The authorized capital stock of the Company is as set forth in the Prospectus   under    the    caption “Capitalization” and in the third paragraph under the caption “General Description   of  the  Offered  Securities”,  as  supplemented  by  the information in the Form  10-K.   The authorized capital stock of the Company conforms as to legal matters in all material respects to the description  thereof  contained  in the Prospectus under the captions “General  Description of the Offered Securities” and “Description  of Our Common Stock”, and under the subheading “Series C Preferred Stock”,  under the heading “Description of Our Preferred Stock”, as applicable, as supplemented by the information in the Form 10-K.

4.         The sale and issuance of the Shares have been duly authorized by all necessary corporate  action  on  the  part of  the  Company  under its Charter and Bylaws and the MGCL, and when issued and delivered to, and paid for by, the purchasers as contemplated by  the Directors’ Resolutions  and  the  purchase agreement,  the  Shares  will  be validly  issued,  fully  paid  and  non-assessable.     The   holders  of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares arising under the MGCL or the Charter or Bylaws of the Company.

5.        The Specimen Stock Certificate used to evidence the Shares complies with  the  applicable  requirements  of  the  MGCL  and   with  any applicable requirements of the Charter and Bylaws of the Company.

6.        The execution and delivery of the Placement Agent Agreement and the Purchase Agreement have been duly authorized by all necessary corporate action on the  part of the Company  under  its  Charter  and  Bylaws  and  the   MGCL.     The Placement Agent Agreement and the Purchase Agreement have been duly executed and delivered by the Company.

7.         The  statements  included  in (a) the Prospectus under the captions “General  Description of the  Offered Securities”,  “Description  of  Our  Common  Stock”,  and   “Certain Provisions of Maryland Law and of Our Charter and  Bylaws”,  as supplemented by the information in the Form 10-K, and (b) Item 15 “Indemnification   of   Officers  and  Directors”   in  Part   II  of   the Registration Statement, insofar as such statements summarize matters of Maryland law or the Charter or the Bylaws of  the Company, are true and correct in all material respects.

8.        No approval, authorization, consent or order of or filing with any governmental authority of the State of Maryland pursuant to any law of the State of Maryland is required in connection with the issuance and sale of the Shares by  the  Company and consummation of the transactions contemplated by the Purchase Agreement or the Placement Agent Agreement, other than such as have been obtained or made, as the case may be.

9.         The   execution,   delivery   and  performance   of   the   Purchase Agreement and the Placement Agent Agreement by the Company and the issuance, sale and delivery of the Shares does  not and will not result in any breach of or constitute a default under (nor  constitute any event which with notice, lapse of time or  both would result in  any  breach of or constitute a default under): (i) the Charter or the Bylaws of the Company, (ii) any laws, rules  or  regulations  of  the  State  of  Maryland,  or   (iii)   to  our knowledge,   any   decree,  judgment   or   order   of   any   court   or governmental authority of the State of Maryland applicable by name to the Company.

Counsel may limit the opinions in paragraphs 7, 8 and 9 above to their consideration of the MGCL and only those other Maryland laws (other than securities and tax laws as to which counsel will express no opinion), if any, and those consents, approvals, authorizations,  orders, registrations, qualifications or filings of or with any governmental authority of the State of Maryland (other than those required under securities laws and tax laws as to which counsel will express no opinion), if any, which in the experience of counsel are normally applicable to transactions of the type contemplated by the Purchase Agreement and the Placement Agent Agreement.